Exhibit 10.62

Portions of this exhibit have been omitted pursuant to a request for confidential treatment by BioMimetic Therapeutics, Inc. The omitted portions, marked by [**], have been separately filed with the Securities and Exchange Commission.

FOURTH AMENDMENT TO DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

This Fourth Amendment (the “Amendment”) to the Development, Manufacturing and Supply Agreement (the “Agreement”) dated as of September 30, 2010 between Kensey Nash Corporation, a Delaware corporation, having its principal place of business at 735 Pennsylvania Drive, Exton, PA 19341 (hereinafter referred to as “KNC”) and BioMimetic Therapeutics, Inc. (formerly, BioMimetic Pharmaceuticals Inc.), a Delaware corporation, having its principal place of business at 389-A Nichol Mill Lane, Franklin, TN 37067 (hereinafter referred to as “BMTI”).

WHEREAS, KNC and BMTI previously entered the Agreement dated June 28, 2005, as amended; and

WHEREAS, KNC and BMTI desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and pursuant to Section 16.2 of the Agreement, the parties agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Section 6.1 of the Agreement is hereby deleted in its entirety, including all amendments to Paragraph 6., and restated in its entirety as follows:

“6.1    Milestone Payments.  BMTI agrees to make Milestone Payments to KNC according to Schedule G, which is attached hereto and made part of the Agreement.  If BMTI (i) fails to make any Milestone Payment within forty-five (45) days of the occurrence of the specified event, and (ii) does not cure such failure to pay within thirty (30) days of receiving notice of such failure from KNC, KNC will have the option but not the obligation to terminate this Agreement.  Upon such termination, KNC shall be relieved of all obligations to BMTI under this Agreement.”

3.	Schedule A to the Agreement, “Development Plan”, is hereby amended and restated in its entirety to read as indicated in the Amended Schedule A, attached hereto.

4.	Schedule B to the Agreement, “Material Specifications”, is hereby amended and restated in its entirety to read as indicated in the Amended Schedule B, attached hereto.

5.	Schedule C to the Agreement, “Product Specifications”, is hereby amended and restated in its entirety to read as indicated in the Amended Schedule C, attached hereto.

6.	Schedule D to the Agreement, “Transfer Price”, as amended, is hereby amended and restated in its entirety to read as indicated in the Amended Schedule D, attached hereto.

7.	Schedule F to the Agreement, “Certificate of Conformance and Certificate of Analysis”, is hereby amended and restated in its entirety to read as indicated in the Amended Schedule F, attached hereto.

8.	Schedule G, attached hereto, is hereby added to the Agreement.

9.	The parties will negotiate in good faith a Quality Agreement.

10.
This Amendment is meant to amend, modify or supersede only those specific sections, rights, responsibilities, liabilities and/or covenants expressly referred to in this Amendment, and only to the extent so referred to; and accordingly all other sections and covenants of the Agreement shall remain unaffected and shall continue to have full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment through their duly authorized representatives as of the date first written above.

BIOMIMETIC THERAPEUTICS, INC.		KENSEY NASH CORPORATION

By:	/s/ Earl Douglas	By:	/s/ Joseph W. Kaufman
	Earl Douglas		Joseph W. Kaufmann
	General Counsel		President & CEO

Kensey Nash Corporation and BioMimetic Therapeutics, Inc.
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

Amended Schedule A: Development Plan
Augment Injectable (AUGMENT™ INJECTABLE BONE GRAFT) Mixing System and Final Development
Dated: August 30, 2010

Program Objective:

To design a new methodology/system for supplying the matrix component and mixing the matrix component with PDGF that improves the speed and ease of product mixing and reduces waste as compared to the existing manual kneading of the ** matrix and PDGF in a bowl.

Indications:

•	Initially: Open surgical applications.
•	Future: Percutaneous delivery/injection.

Proposed Product Description:

Proposed final packaged kit containing:
•
Matrix tray: the following components to be held in an open tray inside an Aclar-coated outer tray, sealed with a foil lid to act as a moisture barrier, terminally sterilized via gamma radiation (provided by KNC).

o	Matrix component packaged inside a suitably sized, capped ** syringe,
o	a second identical empty syringe,
o	one female-female luer lock connector,
o	one ** Blunt Fill Needle,
o	one ** Blunt Needle.
•	PDGF component, packaged and terminally sterilized via EtO (This component and the final kit packaging to be performed by BMTI).

Functional Specifications:

•	System will utilize current formulation of the collagen/β-TCP ceramic material (**: β-TCP: ** bovine type I collagen, ** format).
•	System design will need to accommodate **, **, and ** (PDGF) configurations. This corresponds to **, **, and ** of ** collagen/ceramic matrix, respectively.
•	System will be designed to release approximately **% of the rhPDGF from the implant within ** of application (exact number to be further defined by BMTI).
•	System should allow product materials to be hydrated for **. Product should form a homogeneous paste following mixing for ** (approximately ** mixing cycles).
•	System components that may contact product must be made from biocompatible polymer.
•	PDGF should be extracted from the vial directly into the mixing system.
•	System should allow clinician to present mixed material to a clinical site of no less than ** inches in diameter directly from mixing device.
•	Mixed material shall be able to pass through a cannula of ** gauge and ** in length.

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Amended Schedule A: Development Plan (continued)
Dated: August 30, 2010

Responsibilities/Milestones/Proposed Targets:

Item	Description	Responsibility	Target Completion Date
1.	Conduct design review (matrix and KNC-provided accessories)	KNC/BMTI	**
2.	Receive packaging materials	KNC	**
3.	Initiate commercial stability program (product/packaging)	KNC	**
4.	Complete validations (sterilization, LAL, product, packaging)	KNC	**
5.	Submit PMA	BMTI	**
6.	Launch product (est.)	BMTI	**

Marketing Projections (Augment™ Injectable Bone Graft):

Production Yr	2014	2015	2016
Est. Kit Sales	**	**	**

Note:	Estimated kit sales figures represent the aggregate sales of all product sizes. All product sizes are not necessarily required to begin commercial launch.

Program Resources:

KNC:	Program Manager: **
Commercialization: **
Syringe System Development: **
Development/Technical Support: **, **, **

BMTI:	Program Manager: **

Meeting Schedules:

•	Internal meetings as needed
•	Joint conference calls/meetings no less frequent than monthly

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Kensey Nash Corporation and BioMimetic Therapeutics, Inc.
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT
Amended Schedule B: Material Specifications
Dated: August 30, 2010

Definitions:
KNC Design Spec – Specification tested/confirmed during KNC validations only.
KNC Final Product Spec – Specification tested on every lot during KNC lot release testing (i.e., recorded on KNC Inspection History Record [IHR]).  “CoA” is included if the attribute will be reported to BMTI on the Certificate of Analysis.
BMTI AIBG Design Spec – Specification included as part of AIBG overall design features but not tested by either KNC or BMTI on every lot.
BMTI Incoming Spec – Specification tested on every lot during BMTI incoming receipt testing.
For all Tables: All specifications apply to non-sterile material unless otherwise noted.

Table B.1: Collagen Component [Raw Material] (KNC PN **, **, **)
Attribute	Specification	Test Method	KNC Design Spec	KNC Final Product Spec	BMTI AIBG Design Spec	BMTI Incoming Spec	Tested in Stability	Purpose
Animal Age	**	Verify cert from vendor		✓				Ensures material is suitable for creating ** collagen component

Regulatory Requirements	Must meet definition of closed herd as specified in ISO 22442-2	Verify cert from vendor		✓ CoA				Ensures safety of starting material with regard to TSE/BSE

Table B.2: Collagen Component [Intermediate Material] (KNC PN **, **; **)
Attribute	Specification	Test Method	KNC Design Spec	KNC Final Product Spec	BMTI Design Spec	BMTI Incoming Spec	Tested in Stability	Purpose
Total Bacterial Count	**/gm (Average of 2 plate counts)	KNC SOP **, Bioburden Determination by Pour Plate		✓	n/a	n/a		Intermediate check at KNC verifies bioburden is adequately low before continuing with downstream processing

Table B.3: Collagen Component [Intermediate Material] (KNC PN **, **; **)
Attribute	Specification	Test Method	KNC Design Spec	KNC Final Product Spec	BMTI Design Spec	BMTI Incoming Spec	Tested in Stability	Purpose
Nitrogen Content	**% -**%	KNC SOP **, Nitrogen Determination (Kjeldahl Method)		✓				Verifies that manufacturing process has adequately removed non-protein materials

Hydroxyproline Content	**%-**%	KNC SOP **, Determination of Hydroxyproline		✓				Used to indirectly estimate collagen content in tissue preparations

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Amended Schedule B: Material Specifications (continued)
Dated: August 30, 2010

Table B.4: b-TCP Component (KNC PN **)
Attribute	Specification	Test Method	KNC Design Spec	KNC Final Product Spec	BMTI AIBG Design Spec	BMTI Incoming Spec	Tested in Stability	Purpose
Chemical Formula	b-Ca3(PO4)2	Verify cert from vendor	✓					Ensures proper ceramic is used

Composition	Meets ASTM 1088-04A for b-TCP	Verify cert from vendor	✓		✓			Ensures proper ceramic is used

Particle Size	**µm-**µm	Verify cert from vendor	✓		✓			Ensures ceramic range needed for clinical efficacy

Trace Elements	As: < 3ppm Cd: < 5ppm Hg: < 5ppm Pb: < 30ppm Total Heavy Metal as Lead: less than 50ppm	Verify cert from vendor	✓					Ensures purity of raw ceramic

X-Ray Diffraction (XRD)	The XRD pattern results are required from the vendor and must conform to JCPDS 9-169	Verify cert from vendor	✓					Ensures purity of raw ceramic

Wetability	**%	KNC SOP **, Beta Tricalcium Phosphate Wetability Testing Procedure		✓				Confirms adequate b-TCP wetting properties prior to downstream processing

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Kensey Nash Corporation and BioMimetic Therapeutics, Inc.
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

Amended Schedule C: Proposed Product Specifications
Dated: August 30, 2010

Table C.1: Injectable Product 1: “**”
Specification	Requirement
Implant Level: KNC PN **

Physical Appearance	White to light yellow, light yellow and/or yellow speckling is acceptable when tested in accordance with KNC SOP **

Mass	** device: ** when tested in accordance with KNC SOP **

Allowable Particulate
Maximum of ** (**) particle that has an area less than or equal to ** per individual matrix sub-component when tested in accordance with KNC SOP **; Multiple sub-components may make up a matrix component

Dry Weight Ratio (ash testing)	**% b-TCP by mass, average of 3 measurements when tested in accordance with KNC SOP **

Porosity	**% minimum, average of 3 measurements when tested in accordance with KNC SOP **

Loss on Drying (% Solids)	**% solids minimum, average of 3 measurements when tested in accordance with KNC SOP **

Hydration/Kneading Test	Homogenous construct devoid of nodules/hard spots when tested in accordance with KNC SOP **

Packaged Level: KNC PN **

Configuration	“**” implant sealed within an inner pouch, sealed within a labeled outer pouch

Allowable Particulate
Inner Pouch - Maximum of ** (**) observed particle that has an area less than or equal to ** (per TAPPI Dirt Estimation Chart) is allowed.
Outer Pouch - Maximum of ** (**) observed particle that has an area less than or equal to ** (per TAPPI Dirt Estimation Chart), or ** (**) observed particles that each have areas less than or equal to ** (per TAPPI Dirt Estimation Chart).

LAL Endotoxin Level	** EU/device maximum, post sterilization

Sterility	Gamma sterilized at a range of **; validated method

Package Integrity – Peel Strength	**./linear in. minimum for both inner and outer pouch

Standard Lead Time: 8 weeks

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Amended Schedule C: Proposed Product Specifications (continued)
Dated: August 30, 2010

Table C.2: ** Matrix Material [Bulk, Non-Sterile] (KNC PN **)
Attribute	Specification	Test Method	KNC Design Spec	KNC Final Product Spec	BMTI AIBG Design Spec	BMTI Incoming Spec	Tested in Stability	Purpose
Material	Manufactured from collagen raw material that meets ASTM F2212-02 and ceramic that meets ASTM F1088-04	Component material certificates of conformance, lot release results	✓ CoA			✓ CoA		Ensures medical grade components are used

Physical Appearance	White to off-white non-sterile ** material	Visual examination per 6453-01.xls Inspection History Record (IHR)	✓		n/a	n/a		Verifies visual quality of intermediate material at KNC

Contamination	No foreign or denatured collagen material	Visual examination per KNC SOP**, Particulate Inspection for Ground Collagen Powders		✓	n/a	n/a		Intermediate check at KNC ensures no foreign particulates contaminate the ** material

Dry Weight Ratio	** b-TCP by mass, average of 3 measurements	KNC SOP **, Low Temperature Microwave Ash Content Determination		✓ CoA		✓ CoA		Verifies components were mixed in proper ratio for clinical efficacy

Loss on Drying (% Solids)	** average of 3 measurements	KNC SOP **, Total Dry Solids Determination		✓ CoA		✓ CoA	✓	Verifies matrix does not contain excessive moisture [potential impact on product preparation/handling characteristics]

Bulk Density	** grams/cc (to be finalized)	KNC SOP TBD (based on ASTM standard)		✓	n/a	n/a		Possible indicator at KNC of particle size distribution and/or hydration properties

Hydration/Extrusion	Material must be able to be hydrated	KNC SOP TBD		✓	n/a	n/a		Intermediate check at KNC verifies acceptable product handling prior to release for matrix loading/packaging

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Table C.3: ** Matrix Material [Packaged, Sterile] (KNC PN **: Tray Configuration; KNC PN **: Pouch Configuration)
Attribute	Specification	Test Method	KNC Design Spec	KNC Final Product Spec	BMTI AIBG Design Spec	BMTI Incoming Spec	Tested in Stability	Purpose
Mass	KNC PN 2080X-02 (3cc product): **	Balance Scale		✓ CoA		✓		Ensures appropriate amount of dry material to generate desired post-hydration volume

Physical Appearance [** Material, post sterilization]	White to light yellow; light yellow and/or yellow speckling is acceptable	Visual examination per 20801-01.xls IHR	✓ (for PN **)	✓ CoA (for PN **)		✓		Verifies visual integrity of the matrix material

Allowable Particulate	Maximum of ** (**) observed particle that has an area ** (per TAPPI Dirt Estimation Chart) is allowed on or in each component	Visual examination per ** or **		✓ CoA		✓ CoA		Verifies visual integrity of the packaged components

** Content [post sterilization]	** ppm maximum	BMTI SOP TBD				✓		Ensures ** level does not adversely affect clinical efficacy

Configuration	One ** syringe filled with ** collagen/ceramic matrix, one empty ** syringe, one female luer style coupler, one female luer style cap, one ** cannula, and one ** cannula	Visual examination per ** or **		✓		✓		Verifies all required matrix sub-kit components are included

Hydration/Extrusion [post sterilization]	Material must be able to be mixed and produce a homogenous paste after ** mixing cycles with minimal material left unmixed; material must be able to extrude through ** cannula, ** long	KNC SOP **, BioMimetic Collagen Beta TCP Component Physical Testing Procedure		✓ CoA		✓ CoA	✓	Verifies acceptable product handling

Package Integrity – Peel Strength	Foil pouch seals: ** lb/linear inch PETG tray with foil lid: **/linear inch	KNC SOP **, Peel Test Procedure		✓ CoA		✓ CoA	✓ (Separate packaging stability study)	Verifies product package can maintain product sterility

Sterility	Sterile per ISO 11137-2 requirements (SAL 10-6)	Verify cert from contract sterilizer		✓ CoA		✓ CoA		Verifies final product meets safety requirements

LAL Endotoxin Level [post sterilization]	**/device	Verify CoA from contract test laboratory		✓ CoA		✓ CoA		Verifies final product meets safety requirements
Standard Lead Time: 8 weeks

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Amended Schedule C: Proposed Product Specifications (continued)
Dated: August 30, 2010

Table C.4: ** Product
**.

Table C.5: ** Product
**.

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Kensey Nash Corporation and BioMimetic Therapeutics, Inc.
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

Amended Schedule D: Transfer Price
Revision Dated: August 30, 2010
Effective as of: January 1, 2011

Combined Annual Unit Volume Pricing

KNC Part Number	Product Size and Configuration	1 – ** Units*		** – ** Units*		** – ** Units*		>** Units*
**	**** **	$	**	$	**	$	**	$	**

**	**** **/Syringe	$	**	$	**	$	**	$	**

* Any combination of product configurations purchased annually.
** Volume after hydration with PDGF.

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Kensey Nash Corporation and BioMimetic Therapeutics, Inc.
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

Amended Schedule F: Certificate of Conformance and Certificate of Analysis
Dated: August 30, 2010

An example of a Certificate of Conformance/Certificate of Analysis is included below.

[logo]

CERTIFICATE OF CONFORMANCE/CERTIFICATE OF ANALYSIS

Supplier:	Kensey Nash Corporation
Address:	735 Pennsylvania Drive
Exton, PA 19341

Customer:	BioMimetic Therapeutics, Inc.
Attn:      Penn Pharmaceuticals

Reference:
Description	BioMimetic Augment™ Injectable Bone Graft
KNC Part Number	**
KNC Lot Number	**
Quantity Shipped	330
Manufacture Date	March 2009

We hereby certify that the products shipped on the above purchase order conform to all dimensions and specifications referenced or required on the specification sheet or the purchase order. Exceptions, if any, will be noted.
We hereby confirm that materials of animal origin used in the products specified above meet current regulatory and BioMimetic requirements for TSE/BSE minimization, including:
•	The materials were sourced from animals considered to be low risk for TSE/BSE using a documented Quality Management System.
•
Materials were sourced, collected and handled per ISO 22442-2 (2007) and applicable regulatory requirements from the source and destination countries, including feeding, veterinary care and slaughtering methods.

•	Identification and traceability of the material to the animal origin was maintained and documented with means for controlling cross contamination.

Certifications and/or chemical/physical test reports for the materials used are on file and will be available to your company or to the government on request.
Manufactured in the USA.
Product Specifications:
Attribute	Analytical Method	Specification	Result
Physical Appearance	Visual examination (KNSY **)	White to light yellow, light yellow and/or yellow speckling is acceptable	PASS

Mass	Gravimetric (KNSY **)	** g	PASS Avg. = **

Particulate	Visual examination (KNSY **)	Maximum of one (1) particle that has an area less than or equal to **	PASS

Dry Weight Ratio (Ash Test)	Gravimetric (KNSY **)	**-**% b-TCP by mass	PASS Avg. = **%

Porosity	He-Pycnometry (KNSY **)	**% minimum	PASS Avg. = **%

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Attribute	Analytical Method	Specification	Result
Loss on Drying (Solids Test)	Gravimetric (KNSY **)	**% solids minimum	PASS Avg. = **%

Hydration/Kneading Test	Manual Mix (KNSY **)	Homogenous construct devoid of nodules/hard spots	PASS

Endotoxin Level	USP <85>	** EU per matrix component	PASS

Sterility	Review Certificate of Processing	Irradiated with **-** kGy	PASS (** - ** kGy)

Min. Peel Strength, Inner Pouch	Peel Strength (KNSY **)	** lb / linear inch minimum, 3 measurements	PASS Avg. = ** lbs.

Min. Peel Strength, Outer Pouch	Peel Strength (KNSY **)	** lb / linear inch minimum, 3 measurements	PASS Avg. = ** lbs.

Scott Meixell

Quality Control Manager
Kensey Nash Corporation
March 9, 2011

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.

Kensey Nash Corporation and BioMimetic Therapeutics, Inc.
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

Schedule G: Milestone Payments
Dated: August 30, 2010

Subsection	Amount		Description	Forecasted Completion Date
G.1	$	**	Upon the filing of the first PMA for US Approval of the first Commercial Product	**
G.2	$	**	Upon receipt of Approval for marketing of the first Commercial Product in the United States from the FDA (generally "Approved Commercial Product") for open and/or closed fractures via an open approach	**
G.3	$	**	Upon receipt of Approval for marketing of the first Approved Commercial Product for percutaneous applications of such Approved Commercial Product for closed fractures	**
G.4	$	**	Upon the First Commercial Sale of the first Approved Commercial Product as noted in G.2, above	**
G.5	$	**	Upon the one-year anniversary of the First Commercial Sale of the first Approved Commercial Product for use in procedures as noted in G.2, above	**
G.6	$	**	Upon the First Commercial Sale of the first Approved Commercial Product as noted in G.3, above	**
G.7	$	**	Upon the one-year anniversary of the First Commercial Sale of the first Approved Commercial Product, as noted in G.3, above	**

*BMTI makes no representations or warranties regarding the forecasted dates.  Failure to meet any of the dates shall not effect either party’s rights or obligations under this Agreement.

[**]  Redacted pursuant to confidential treatment request by BioMimetic Therapeutics, Inc.